SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

MassMutual Premier Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

MASSMUTUAL PREMIER FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Premier Money Market Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Inflation-Protected Bond Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier Strategic Income Fund

MassMutual Premier High Yield Fund

MassMutual Premier Balanced Fund

MassMutual Premier Value Fund

MassMutual Premier Enhanced Index Value Fund

MassMutual Premier Enhanced Index Value Fund II

MassMutual Premier Enhanced Index Core Equity Fund

MassMutual Premier Main Street Fund

MassMutual Premier Capital Appreciation Fund

MassMutual Premier Core Growth Fund

MassMutual Premier Enhanced Index Growth Fund

MassMutual Premier Discovery Value Fund

MassMutual Premier Small Capitalization Value Fund

MassMutual Premier Main Street Small Cap Fund

MassMutual Premier Small Company Opportunities Fund

MassMutual Premier Global Fund

MassMutual Premier International Equity Fund

MassMutual Premier Focused International Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

February 9, 2007

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with: (i) the election of Trustees of the Trust; (ii) new Investment Sub-Advisory Agreements (each Fund’s “New Sub-Advisory Agreement”) between Massachusetts Mutual Life Insurance Company (in its capacity as investment adviser to the Funds, the “Adviser” or “MassMutual”) and OFI Institutional Asset Management, Inc. (“OFI Institutional”) for each of the MassMutual Premier Strategic Income Fund (“Strategic Income Fund”), the MassMutual Premier Main Street Fund (“Main Street Fund”) and the Mass Mutual Premier International Equity Fund (“International Equity Fund”); and (iii) Amendments to Investment Sub-Advisory Agreements between MassMutual and Babson Capital Management LLC (“Babson Capital”) relating to the MassMutual Premier Enhanced Index Value Fund (“Enhanced Index Value Fund”), the MassMutual Premier Enhanced Index Value Fund II (“Enhanced Index Value Fund II”), the MassMutual Premier Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), the MassMutual Premier Enhanced Index Growth Fund (“Enhanced Index Growth Fund”) and the equity portion of the MassMutual Premier Balanced Fund (“Balanced Fund”). This Information Statement (i) sets forth information about the Board of Trustees; (ii) explains why the Trustees approved the termination of the investment sub-advisory agreements, dated October 29, 2004, December 31, 2004 and December 31, 2004, respectively, for the International Equity Fund, Strategic Income Fund and Main Street Fund, between the Adviser and Oppenheimer Funds, Inc. (“OFI”) (the “Prior Sub-Advisory Agreements”) and approved new investment sub-advisory agreements between the Adviser and OFI Institutional for each Fund, (the “New Sub-Advisory Agreements”), as well as to describe generally the terms of each New Sub-Advisory

Agreement; and (iii) explains why the Trustees approved Amendments to the Investment Sub-Advisory Agreements, dated October 29, 2004 for the Enhanced Index Value Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the Balanced Fund, and dated October 12, 2004 for the Enhanced Index Value Fund II, between the Adviser and Babson Capital for each Fund, (the “Amended Sub-Advisory Agreements”) whereby the sub-advisory fees paid to Babson Capital will be modified to include breakpoints, which will be based on “aggregate” assets of similar funds sub-advised by Babson Capital. This Information Statement is being delivered to shareholders of record as of January 19, 2007 on or about February 9, 2007.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by MassMutual (in its capacity as the majority shareholder of the Trust and each Fund, the “Majority Shareholder”). The Majority Shareholder anticipates (i) electing the Trustees, (ii) approving the New Sub-Advisory Agreements and (iii) approving the Amended Sub-Advisory Agreements by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund and MassMutual Premier Focused International Fund

Election of Trustees

The Board of Trustees is currently comprised of the following six Trustees: Ronald J. Abdow, Frederick C. Castellani, Nabil N. El-Hage, Maria D. Furman, C. Ann Merrifield and Corine T. Norgaard. The Trust’s shareholders have previously elected all of the Trustees, with the exception of Ms. Merrifield and Mr. Castellani. Ms. Merrifield was selected by the Trust’s Nominating and Governance Committee and was appointed as a Trustee by the Board of Trustees effective as of December 2, 2004. Mr. Castellani was appointed as a Trustee by the Board of Trustees effective as of May 2, 2006. Ms. Merrifield and Mr. Castellani were each recommended by officers of MassMutual.

If elected, each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. However, any Trustee who attained the age of seventy-five years during 2006 shall retire and cease to serve as a Trustee on or before December 31, 2007.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Independent Trustees[2]
Nabil N. El-Hage Age: 48	Chairman and Trustee	Since 2003	Professor of Management Practice, Harvard Business School, January 2003-present; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	31	Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Ronald J. Abdow Age: 75	Trustee	Since 2004	Chairman, Abdow Corporation (operator of restaurants).	31	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 53	Trustee	Since 2004	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	31	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 55	Trustee	Since 2004	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001) Genzyme Corporation.	31	Director (since 1997), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Corine T. Norgaard Age: 69	Trustee	Since 2004	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	33(3)	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustee[4]
Frederick C. Castellani Age: 60	Vice Chairman, Trustee and President	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Name and Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Kristin Bushard Age: 40	Vice President	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

Michael A. Chong Age: 49	Vice President and Chief Compliance Officer	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

Eric H. Wietsma Age: 40	Vice President	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

(1)	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”).
(2)	Trustee who is not an “interested person” of the Trust (as such term is defined in the 1940 Act).
(3)	This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of the Adviser.
(4)	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Trustee Compensation. The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $20,000 annually plus $6,000 per meeting attended in-person or $1,000 per meeting attended by telephone. The Chairman receives an additional annual retainer of $40,000. Such Trustees who serve on a committee of the Trust are paid an additional fee of $1,000 per meeting attended, and committee chairpersons receive an additional retainer of $5,000 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2006 fiscal year. The Trust has no pension or retirement plan. Each of the Trustees listed in the table also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund II. In addition, Ms. Norgaard serves as a Trustee of MassMutual Participation Investors and MassMutual Corporate Investors, two closed-end investment companies managed by Babson Capital.

Name/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage Chairman and Trustee	$89,250	N/A	$89,250
Ronald J. Abdow Trustee	$58,000	N/A	$58,000
Maria D. Furman Trustee	$63,000	N/A	$63,000
C. Ann Merrifield Trustee	$57,000	N/A	$57,000
Corine T. Norgaard Trustee	$62,750	N/A	$62,750

Mr. Castellani did not receive compensation.

Board Committees and Meetings. The Board of Trustees had four regularly scheduled meetings during the fiscal year ended October 31, 2006 and four special meetings. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board of Trustees.

Nominating and Independent Trustees’ Matters Committee. The Trust has a Nominating and Independent Trustees’ Matters Committee (“Nominating Committee), consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during the fiscal year ended October 31, 2006. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee Charter is attached as Appendix A to this Information Statement. The Charter of the Trust’s Nominating Committee is not currently available to shareholders via a website.

Nominating Committee Procedures for Shareholder Nomination of Independent Trustee Candidates. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the New Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Nominating Committee Consideration of Nominees for Trustee of the Trust. The Nominating Committee is responsible for identifying and nominating individuals to serve as Independent Trustees. The Nominating Committee’s Charter contemplates that each nominee for Independent Trustee must have a college degree or, in the judgment of the Nominating Committee, equivalent business experience. In addition, the Nominating Committee may take into account a wide variety of factors in considering an Independent Trustee candidate, giving such weight to any individual factor(s) as it deems appropriate, including (but not limited to): availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation and integrity. In the case of a candidate properly recommended by a shareholder (as described above), the Nominating Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating Committee, including, without limitation, the amount of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perception about future issues and needs.

In identifying potential Independent Trustee nominees for the Board, the Nominating Committee may consider candidates recommended by the Trust’s current Trustees; the Trust’s officers; the Trust’s investment adviser(s); the Trust’s shareholders (as described above); and any other source the Nominating Committee deems to be appropriate.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Abdow and El-Hage and Ms. Norgaard, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met twice during the fiscal year ended October 31, 2006.

Governance Committee. The Trust has a Governance Committee, whose members are Messrs. Abdow and Castellani and Mses. Furman and Merrifield. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee met twice during the fiscal year ended October 31, 2006.

Valuation Committee. The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurer, Vice Presidents, Clerk and Assistant Clerks of the Trust. The Valuation Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Share Ownership of Trustees of the Trust. The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2006. The following table also sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustee
Frederick C. Castellani

Independent Trustees
Ronald J. Abdow
Nabil N. El-Hage
Maria D. Furman
C. Ann Merrifield
Corine T. Norgaard

(1)	Securities valued as of December 31, 2006.

To the knowledge of the Trust, as of December 31, 2006, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance

Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2005 and 2006 fiscal years, as well as the current fiscal year.

Deloitte & Touche provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Audit Fees. The aggregate Audit Fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended October 31, 2005 and 2006 are shown in the table below.

2006*	2005*
$486,000.00	$319,700.00

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. The aggregate Audit-Related Fees billed by Deloitte & Touche for the Funds’ past two fiscal years ended October 31, 2005 and 2006 are shown in the table below.

2006*	2005*
$0.00	$13,400.00	**

*	Aggregate amounts may reflect rounding.
**	For work performed in connection with the Trust’s reorganization effective November 1, 2004.

Tax Fees. Tax Fees would include tax compliance, tax advice and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed by Deloitte & Touche for the Funds’ past two fiscal years ended October 31, 2005 and 2006 are shown in the table below.

2006*	2005*
$79,600.00	$41,700.00

*	Aggregate amounts may reflect rounding.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche other than the services reported under the prior three categories. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended October 31, 2005 and 2006.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Deloitte & Touche billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended October 31, 2005 and 2006 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Exchange Act.

2006*	2005*
$352,190.00	$388,552.00

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence. No such services were rendered.

II.	MassMutual Premier Strategic Income Fund, MassMutual Premier Main Street Fund and MassMutual Premier International Equity Fund

Termination of the Prior Sub-Advisory Agreements and Trustee Approval of the New Sub-Advisory Agreements

At a meeting held on December 14, 2006, the Trustees, including the Independent Trustees, approved the termination of the Prior Sub-Advisory Agreements. In coming to this recommendation, the Trustees considered that each of these funds had been sub-advised by OFI since inception. However, MassMutual’s management team recommended the replacement of OFI with OFI Institutional to align the management of these Funds with the other MassMutual Premier Funds now sub-advised by OFI Institutional. Each fund will continue to be managed by the current portfolio management team as employees of OFI Institutional. Furthermore, OFI Institutional agreed to act as sub-adviser at the same fee rate that was agreed to by OFI for each respective Fund.

At their meeting on December 14, 2006, the Trustees also approved the New Sub-Advisory Agreements for the Funds. Upon shareholder approval, the Prior Sub-Advisory Agreements for the Strategic Income Fund, Main Street Fund, and International Equity Fund will terminate, and the New Sub-Advisory Agreements will become effective.

In coming to the recommendation to approve the New Sub-Advisory Agreements, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	OFI Institutional and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreements);

•	the scope and quality of the services that OFI Institutional will provide to the Funds;

•	the advisory fee rates payable to OFI Institutional by the Adviser and by other funds and client accounts managed or sub-advised by OFI Institutional, and payable by similar funds managed by other advisers; and

•	OFI Institutional’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to OFI Institutional (see “Certain Brokerage Matters” below for more information about these matters).

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of OFI Institutional would be well suited to each Fund, given its investment objective and policies. Following their review, the Trustees determined that the terms of the New Sub-Advisory Agreements were fair and reasonable and were in the best interest of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve, on December 14, 2006, the New Sub-Advisory Agreements for the Funds. Prior to a vote being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the agreements. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Sub-Advisory Agreements

Appendix B to this Information Statement contains the form of the New Sub-Advisory Agreements. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, you should read Appendix B for a complete understanding of the New Sub-Advisory Agreements.

Like the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement essentially provides that OFI Institutional, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to a Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

Like the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that OFI Institutional will not be liable to the Funds or their shareholders, except in the event of OFI Institutional’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, MassMutual will pay to OFI Institutional quarterly fees equal to the annual rates shown below. No change in the advisory fee rate paid by each Fund’s shareholders is being proposed. The advisory fee rates will remain the same, as shown below.

Fund Name	Advisory Fee (based on average daily net assets)	Prior Investment Sub-Advisory Fees paid to OFI (based on average daily net assets)	New Investment Sub-Advisory Fees to be paid to OFI Institutional (based on average daily net assets)
Strategic Income Fund	0.55%	0.49% on first $225 million, 0.32% on next $275 million, 0.25% on assets over $500 million	0.49% on first $225 million, 0.32% on next $275 million, 0.25% on assets over $500 million

Main Street Fund	0.65%	0.33% on first $1 billion, 0.30% on assets over $1 billion	0.33% on first $1 billion, 0.30% on assets over $1 billion

International Equity Fund	0.85%	0.50%	0.50%

Information About the Ownership of the Sub-Adviser

The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

OFI Institutional, located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281, was founded and filed to be a Registered Investment Advisor on March 31, 2001. OFI Institutional is a wholly-owned subsidiary of OFI, one of the country’s largest mutual fund and investment organizations. OFI Institutional is the division of OFI dedicated exclusively to offering the investment capabilities to institutional plan sponsors. Professionals that provide portfolio management, analysis, trading and other services for OFI Institutional may be employed by the firm, its subsidiaries or affiliates. As of December 31, 2006, OFI Institutional had over $10.117 billion in assets under management.

The following people are OFI Institutional’s directors and are located at the address listed above:

John V. Murphy

Charles L. McKenzie

Kurt J. Wolfgruber

Certain Brokerage Matters

In their consideration of the New Sub-Advisory Agreements, the Trustees took account of OFI Institutional’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to OFI Institutional.

As permitted by Section 28(e) of the Exchange Act, OFI Institutional may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by OFI Institutional that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in OFI Institutional’s overall duties to the Funds or the policies that the Trustees of the Trust may adopt from time to time.

III.	MassMutual Premier Enhanced Index Value Fund, Mass Mutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Enhanced Index Growth Fund and MassMutual Premier Balanced Fund

Trustee Approval of Amended Sub-Advisory Agreements

At a meeting held on December 14, 2006, the Trustees, including the Independent Trustees, approved the Amended Sub-Advisory Agreements. Upon shareholder approval, the Amended Sub-Advisory Agreements will become effective.

In coming to the recommendation to approve the Amended Sub-Advisory Agreements, the Trustees considered information about, among other things:

•	Babson Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the Amended Sub-Advisory Agreements);

•	the scope and quality of the services that Babson Capital provides to the Funds;

•	the investment performance of Babson Capital;

•	the advisory fee rates payable to Babson Capital by the Adviser and by other funds and client accounts managed or sub-advised by Babson Capital, and payable by similar funds managed by other advisers (Appendix C to this Information Statement contains information regarding the fee schedule for other funds advised or sub-advised by Babson Capital that have investment objectives similar to those of the Funds); and

•	Babson Capital’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to Babson Capital (see “Certain Brokerage Matters” below for more information about these matters).

Based on the foregoing, the Trustees concluded that the proposed Amended Sub-Advisory Agreements were fair and reasonable and were in the best interest of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve, on December 14, 2006, the Amended Sub-Advisory Agreements for the Funds. Prior to a vote being taken to approve the Amended Sub-Advisory Agreements, the Independent Trustees met separately in an executive session to discuss the appropriateness of the agreements. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the Amended Sub-Advisory Agreements

Appendix D to this Information Statement contains the form of the Amended Sub-Advisory Agreements.

Under the Amended Sub-Advisory Agreements, MassMutual will pay to Babson Capital quarterly fees equal to the annual rates shown below. A modification in the investment sub-advisory fee paid to Babson Capital is being proposed, whereby the fee schedule will include breakpoints as set forth in the table below. No change in the advisory fee rate paid by each Fund’s shareholders is being proposed. The advisory fee rates will remain the same, as shown below. The breakpoints are based on Aggregate Assets*.

Fund Name	Advisory Fee (based on average daily net assets)	Prior Investment Sub-Advisory Fees paid to Babson Capital (based on average daily net assets)	Proposed Investment Sub-Advisory Fees to be paid to Babson Capital (based on Aggregate Assets)*
Premier Balanced Fund (equity portion)	0.48%	0.25%	0.30% on first $50 million, 0.25% on next $50 million, 0.20% thereafter

Premier Enhanced Index Value Fund	0.50%	0.25%	0.30% on first $50 million, 0.25% on the next $50 million, 0.20% thereafter

Premier Enhanced Index Value Fund II	0.50%	0.25%	0.30% on first $50 million, 0.25% on next $50 million, 0.20% thereafter

Premier Enhanced Index Core Equity Fund	0.50%	0.25%	0.30% on first $50 million, 0.25% on the next $50 million, 0.20% thereafter

Premier Enhanced Index Growth Fund	0.50%	0.25%	0.30% on first $50 million, 0.25% on next $50 million, 0.20% thereafter

*	Aggregate Assets shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

Actual and Pro Forma Investment Sub-Advisory Fees Paid

The following table sets forth the actual sub-advisory fees paid by each Fund during the fiscal year ended October 31, 2006, the pro forma fees each such Fund would have paid during such period if the proposed sub-advisory fee schedules had been in effect, and the percentage difference between these two figures, using the actual figure as the denominator.

Fund Name	Actual Investment Sub-Advisory Fees Paid (during year ended 10/31/06)	Pro Forma Investment Sub-Advisory Fees Paid (during year ended 10/31/06)	Percentage Change
Premier Balanced Fund (equity portion)	$340,473	$291,346	(14%)

Premier Enhanced Index Value Fund	$248,630	$212,693	(14%)

Premier Enhanced Index Value Fund II	$453,534	$383,812	(15%)

Premier Enhanced Index Core Equity Fund	$93,179	$79,723	(14%)

Premier Enhanced Index Growth Fund	$103,979	$88,933	(14%)

Information About the Ownership of the Sub-Adviser

The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

Babson Capital Management LLC (“Babson Capital”) is an indirect, wholly-owned subsidiary of MassMutual, with its principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02110. Babson Capital has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of December 31, 2006 of more than $88 billion.

The following people are Babson Capital’s principal executive officer and members of the Board of Managers, and each such person is located at the address noted in connection with his name.

Principal Executive Officer

Roger W. Crandall: President, Chairman and Chief Executive Officer, Babson Capital; Executive Vice President and Chief Investment Officer, MassMutual; 1500 Main Street, Springfield, MA 01115

Members of the Board of Managers

Roger W. Crandall

Clifford M. Noreen: Managing Director, Head of Corporate Securities, Babson Capital; 1500 Main Street, Springfield, MA 01115

Thomas M. Finke: Managing Director, Head of Bank Loan Team, Babson Capital; 201 South College St., Charlotte, NC 28244

Michael T. Rollings: Chief Financial Officer and Executive Vice President, MassMutual; 1295 State Street, Springfield, MA 01111

David J. Brennan: Chairman, Baring Asset Management Inc.; 155 Bishopsgate, London, EC2M 3XY GBR

Certain Brokerage Matters

In their consideration of the Amended Sub-Advisory Agreements, the Trustees took account of Babson Capital’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to Babson Capital.

As permitted by Section 28(e) of the Exchange Act, Babson Capital may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Babson Capital that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Babson Capital’s overall duties to the Funds or the policies that the Trustees of the Trust may adopt from time to time.

OTHER INFORMATION

Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. Investors Bank & Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Annual and Semi-Annual Reports. The Trust has previously sent its Annual and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Appendix E to this Information Statement lists the total number of shares outstanding as of January 19, 2007 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

MassMutual Premier Funds

Nominating and Independent Trustees’ Matters Committee Charter

Adopted as of February 3, 2005

Introduction

The Trust’s Board of Trustees has adopted this Charter to govern the activities of its Nominating and Independent Trustees’ Matters Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i) To identify individuals qualified to become independent(1) members of the Trust’s Board of Trustees in the event that a position currently filled by an independent Trustee is vacated or created;

(ii) To evaluate the qualifications of independent Trustee candidates;

(iii) To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv) To set any necessary standards or qualifications for service on the Board; and

(v) To perform such governance responsibilities as set forth herein.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

Organization and Governance

(a) Composition. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The members of the Committee each shall be an Independent Trustee and shall be appointed by the vote of a majority of the Trust’s Board of Trustees. The Board of Trustees may remove or replace any member of the Committee at any time in its sole discretion. The Board of Trustees may designate a member of the Committee as the chairperson of the Committee. A Committee member may resign from the Committee without resigning from the Board.

(b) Meetings. The Committee shall not have regularly scheduled meetings. Committee meetings shall be held as, and when, the Committee, its chairperson (if any) or the Trust’s Board of Trustees determines may be necessary or appropriate. The chairperson of the Committee shall preside at each meeting and, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of the Trust’s management to prepare draft agendas and related background information for each Committee meeting.

(c) Meeting Proceedings. All meetings of the Committee shall be held pursuant to the Trust’s By-laws, except as provided by law or the following provisions:

(i) Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Trust.

(ii) Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the members voting upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

(1)	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

(iii) Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action properly before the meeting.

(iv) Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if a majority of the Committee members consent to the action in writing. Such written consents shall be filed with the records of the meetings of the Committee and shall be treated for all purposes as a vote taken at a Committee meeting.

(v) Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

(vi) Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

(vii) Reports. Reports of meetings of the Committee, and any recommendations of the Committee, shall be made to the Trust’s Board of Trustees at its next regularly scheduled meeting following the Committee meeting.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii) relevant industry and related experience;

(iii) educational background;

(iv) depth and breadth of financial expertise; and

(v) an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the amount of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Responsibilities

(a) The Committee shall review and make recommendations to the full Board of Trustees regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

(b) The Committee shall monitor the independence of legal counsel for the independent Trustees.

(c) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds(s).

(d) The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Committee is to select a nominee for independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)	the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

Appendix B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

for MassMutual Premier [            ] Fund

This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between OFI Institutional Asset Management, Inc. (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Premier [                    ] Fund (the “Fund”), a series of MassMutual Premier Funds (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the [        ] day of [                    ], 2007.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders and communicated in writing to the Sub-Adviser; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities) provided, however, that the parties acknowledge that the Sub-Adviser is not responsible for pricing determinations or calculations and any information provided pursuant to this provision by the Sub-Adviser will be provided for informational purposes only.

(c) MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which the parties acknowledge only comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five Business Days after receipt of such instruction to implement this trading restriction). The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with this Agreement or otherwise. “Business Day” as used herein shall mean every day that the New York Stock Exchange is open for trading.

2.	Duties of the Sub-Adviser.

(a) The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting provided however, that both parties acknowledge that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided by the Sub-Adviser will be based on information in its possession and/or model portfolios; and (v) absent specific written instructions to the contrary provided to the Sub-Adviser by MassMutual, and subject to the receipt of all necessary voting materials, vote or exercise any consent rights with respect to such securities or investments in accordance with the Sub-Adviser’s proxy voting procedures, provided, however, that regulatory reporting of such voting activity is the responsibility of MassMutual, and any costs incurred relating to materials for such regulatory reporting are the responsibility of MassMutual and/or the Fund.

(b) The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in monthly, quarterly or annual time frames, as MassMutual and the Sub-Adviser shall mutually agree upon or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A, provided, however, that both parties acknowledge that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided pursuant to Appendix A by the Sub-Adviser will be based upon information in its possession and/or model portfolios.

(c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

(e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(f) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

(g) The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

(h) The Sub-Adviser agrees to reimburse MassMutual for any costs associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to changes caused by the Sub-Adviser, except for any such costs which may properly be charged to the Fund. If at the time of the notification of such changes, MassMutual is generating a supplement for any other purpose, the Sub-Adviser changes will be added to the supplement without charge to the Sub-Adviser. MassMutual will make reasonable efforts to add such changes to a pending supplement. In addition, MassMutual agrees to make reasonable efforts to mitigate costs to the Sub-Adviser and will pass-through to the Sub-Adviser any vendor discounts.

(i) All necessary country registrations will be put in place by the Sub-Adviser’s management start date so that the Sub-Adviser can invest the Fund’s assets consistent with the comparable Oppenheimer fund’s investments. If such registrations are not in place, MassMutual acknowledges the Sub-Adviser will allocate those portions of the Fund to cash.

(j) In performing its obligations under this Agreement, the Sub-Adviser may rely upon information provided to it by the Fund or on behalf of the Fund, MassMutual, the Fund’s custodian or other agent and will not independently verify the accuracy or completeness of such information. The Sub-Adviser shall not be liable for any loss, claim or damages related to such reliance. For the purposes of this provision, “Sub-Adviser” shall include any affiliate of the Sub-Adviser performing services for the Fund contemplated hereunder and any officer, director, employee, agent of the Sub-Adviser or such affiliate.

3.	Other Activities.

(a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

(b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser’s other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances.

4.	Obligations of MassMutual and the Fund.

(a) MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

(b) MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

(c) MassMutual shall instruct the Fund’s Custodian and Fund Accountant to make all reasonable efforts to establish automated communications with the Sub-Adviser.

(d) MassMutual has adopted and enforces its policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund’s shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.

Custodian and Fund Accountant. The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank &

Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6.	Compensation of the Sub-Adviser.

(a) MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at an annual rate of [            ] on the average daily net assets of the Fund under management by the Sub-Adviser, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter.

(b) Expenses. MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7.	Portfolio Transactions and Brokerage.

(a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (in the judgment of the Sub-Adviser on the basis of, but not limited to the factors in item 7(c) of this Agreement) of the Fund’s portfolio transactions.

(b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Sub-Adviser shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

(d) The Sub-Adviser will not accept directed brokerage instructions from MassMutual. Notwithstanding this provision and consistent with best execution, the Sub-Adviser shall make reasonable efforts to use brokers that participate in any commission recapture or reduction program that benefits the Fund if instructed to do so in writing by MassMutual.

(e) The Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests of the Fund.

(f) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

8.	Representations And Warranties of the Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(b) The Sub-Adviser hereby represents and warrants that, to its knowledge, there is no material litigation pending or threatened against the Sub-Adviser or any of its subsidiaries asserting any violation by them or any investment company sub-advised by the Sub-Adviser of the Investment Advisers Act or the Investment Company Act or the respective rules and regulations thereunder. The Sub-Adviser hereby further represents and warrants that it has amended and will continue to amend its Form ADV to include any material litigation or regulatory proceedings that it is required to disclose.

(c) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are to the best of the Sub-Adviser’s knowledge and belief accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(d) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Sub-Adviser’s performance results and which are in the Sub-Adviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9.	Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Sub-Adviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

(v) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10.	Covenants of the Sub-Adviser.

(a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

11.	Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials and use the performance results of the Fund in the Sub-Adviser’s composite performance results.

12.	Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing or by e-mail five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13.	Use of Names.

The parties agree that the names of both the Sub-Adviser and MassMutual, the names of any affiliates of the Sub-Adviser or MassMutual and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser, MassMutual and each company’s affiliates. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. Similarly, the Sub-Adviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

Upon termination of this Sub-Advisory Agreement, the Sub-Adviser, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser, MassMutual and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser, MassMutual or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser, MassMutual or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If the Sub-Adviser, MassMutual or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to injunctive relief.

14.	Duration.

Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

15.	Termination.

(a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

16.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c) Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17.	Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18.	Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma
Vice President

If to the Sub-Adviser:	OFI Institutional Legal
Independence Wharf
470 Atlantic Avenue
Boston, MA 02110
Attention: Brian T. Hourihan
Vice President and Associate Counsel

If to either MassMutual or the Sub-Adviser, copies to:

MassMutual Premier Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Assistant Clerk

19.	No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20.	Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21.	Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22.	Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

23.	Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24.	Entire Agreement.

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26.	Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

27.	Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name:	Eric Wietsma
Title:	Vice President

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

By:
Name:
Title:

Accepted and Agreed to by:

MASSMUTUAL PREMIER FUNDS on behalf of MassMutual Premier [ ] Fund

By:
Name:	Nicholas H. Palmerino
Title:	CFO and Treasurer

Appendix A

The Sub-Adviser shall provide to MassMutual the following, provided however, that MassMutual recognizes that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided pursuant to Appendix A by the Sub-Adviser will be based on information in its possession and/or model portfolios;

1. Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Fund, standard and best fit market index

b. Portfolio Sector Weights for the Fund, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Fund

d. Top 5 contributors and detractors by performance based on contribution to the portfolio

e. Significant Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Fund as provided by MassMutual or the Fund’s pricing agent vs. standard and best fit market index and peer group

2.	Portfolio Manager Commentary (due on the 15th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a. Qualitative assessment by manager: list factors that were the major influences on performance – both positive and negative

b. Performance attribution:

-	The industry weightings that had the largest contribution to performance during the most recent quarter.

-	The industry weightings that had the largest detraction from performance during the most recent quarter.

-	The holdings that contributed the most to performance during the most recent quarter.

-	The holdings that detracted the most from performance during the most recent quarter.

c. The manager’s market outlook.

d. How he/she has positioned the Fund for the near term/long-term.

3.	Portfolio attribution analysis of the Fund.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager or other personnel as the Sub-Adviser may deem appropriate.

5.	Annual On-Site Meeting - As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers or other personnel as the Sub-Adviser may deem appropriate to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix C

Certain Other Mutual Funds Advised By Babson Capital

Babson Capital has provided the following information to the Trust regarding other funds for which Babson Capital acts as sub-adviser and which have investment objectives similar to the equity portion of the Balanced Fund and the Enhanced Index Core Equity Fund.

MassMutual Premier Fund	Other Fund(s) with Similar Objectives managed by Babson Capital	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at 12/31/06	Babson Capital’s Relationship to Other Fund(s) (Adviser or Sub-Adviser)
Balanced Fund (equity portion)	MML Blend Fund (equity portion)	.13%	$627,370,078.08	Sub-Adviser
Enhanced Index Core Equity Fund	MML Enhanced Index Core Equity Fund	.25%	$46,511,278.47	Sub-Adviser

C-1

Appendix D

AMENDMENT

DATED [            ] TO

INVESTMENT SUB-ADVISORY AGREEMENT

for MassMutual Premier [            ] Fund

WHEREAS, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Babson Capital Management LLC (“Babson Capital”) (the “Sub-Adviser”) entered into an Investment Sub-Advisory Agreement (the “Agreement”), effective as of [            ], relating to the MassMutual Premier [            ] Fund (“the Fund”), a series of the MassMutual Premier Funds (“the Trust”);

WHEREAS, Section 20 of the Agreement permits the Agreement to be amended by a written instrument approved in writing by both parties; and

WHEREAS, MassMutual and the Sub-Adviser desire to amend the compensation of the Sub-Adviser as described in the Agreement;

NOW THEREFORE, IT IS AGREED THAT:

1.	Capitalized terms used herein but not otherwise defined shall have the meanings given to those terms in the Agreement.

2.	Section 6(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

For the MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund and MassMutual Premier Enhanced Index Growth Fund:

MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following annual rates on Aggregate Assets: an annual rate of .30% on the first $50 million of Aggregate Assets; .25% on the next $50 million of Aggregate Assets; and .20% on Aggregate Assets in excess of $100 million. For the purposes of this Sub-Advisory Agreement, “Aggregate Assets” shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services, as agreed upon from time to time by MassMutual and the Sub-Adviser, determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents.

For the MassMutual Premier Balanced Fund:

MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at an annual rate of (i) .09% on the portion of the average daily net assets of the Fund under management by the Sub-Adviser invested in fixed income securities, determined at the close of the New York Stock Exchange (“the Exchange”), on each day that the Exchange is open for trading; and (ii) at the following annual rates on Aggregate Assets for the portion of average daily net assets of the fund under management by the Sub-Adviser invested in equity securities: an annual rate of .30% on the first $50 million of Aggregate Assets; .25% on the next $50

D-1

million of Aggregate Assets; and .20% on Aggregate Assets in excess of $100 million. For the purposes of this Sub-Advisory Agreement, “Aggregate Assets” shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services, as agreed upon from time to time by MassMutual and the Sub-Adviser, determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Average daily net assets and Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents.

3.	Except as expressly amended hereby, all provisions of the Agreement remain in full force and effect and are unchanged in all other respects.

4.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and, all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have caused this Amendment to be executed by their duly authorized officers or other representatives as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name:	Eric Wietsma
Title:	Vice President

BABSON CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Accepted and Agreed to by:

MASSMUTUAL PREMIER FUNDS

on behalf of MassMutual Premier [            ] Fund

By:
Name:	Nicholas H. Palmerino
Title:	CFO and Treasurer

D-2

Appendix E

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of January 19, 2007 was as follows:

Number of Shares Outstanding
MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Inflation-Protected Bond Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Strategic Income Fund
MassMutual Premier High Yield Fund
MassMutual Premier Balanced Fund
MassMutual Premier Value Fund
MassMutual Premier Enhanced Index Value Fund
MassMutual Premier Enhanced Index Value Fund II
MassMutual Premier Enhanced Index Core Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Capital Appreciation Fund
MassMutual Premier Core Growth Fund
MassMutual Premier Enhanced Index Growth Fund
MassMutual Premier Discovery Value Fund
MassMutual Premier Small Capitalization Value Fund
MassMutual Premier Main Street Small Cap Fund
MassMutual Premier Small Company Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Focused International Fund

Ownership of Shares

As of January 19, 2007, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each Fund, and therefore for certain purposes may be deemed to “control” the Funds, as that term is defined in the 1940 Act:

MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Inflation-Protected Bond Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Strategic Income Fund
MassMutual Premier High Yield Fund
MassMutual Premier Balanced Fund
MassMutual Premier Value Fund
MassMutual Premier Enhanced Index Value Fund
MassMutual Premier Enhanced Index Value Fund II
MassMutual Premier Enhanced Index Core Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Capital Appreciation Fund

E-1

MassMutual Premier Core Growth Fund
MassMutual Premier Enhanced Index Growth Fund
MassMutual Premier Discovery Value Fund
MassMutual Premier Small Capitalization Value Fund
MassMutual Premier Main Street Small Cap Fund
MassMutual Premier Small Company Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Focused International Fund

As of January 19, 2007, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act:

MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Inflation-Protected Bond Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Strategic Income Fund
MassMutual Premier High Yield Fund
Mass Mutual Premier Balanced Fund
MassMutual Premier Value Fund
MassMutual Premier Enhanced Index Value Fund
MassMutual Premier Enhanced Index Value Fund II
MassMutual Premier Enhanced Index Core Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Capital Appreciation Fund
MassMutual Premier Core Growth Fund
MassMutual Premier Enhanced Index Growth Fund
MassMutual Premier Discovery Value Fund
MassMutual Premier Small Capitalization Value Fund
MassMutual Premier Main Street Small Cap Fund
MassMutual Premier Small Company Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Focused International Fund

As of January 19, 2007, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Inflation-Protected Bond Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Strategic Income Fund
MassMutual Premier High Yield Fund
MassMutual Premier Balanced Fund
MassMutual Premier Value Fund
MassMutual Premier Enhanced Index Value Fund
MassMutual Premier Enhanced Index Value Fund II

E-2

MassMutual Premier Enhanced Index Core Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Capital Appreciation Fund
MassMutual Premier Core Growth Fund
MassMutual Premier Enhanced Index Growth Fund
MassMutual Premier Discovery Value Fund
MassMutual Premier Small Capitalization Value Fund
MassMutual Premier Main Street Small Cap Fund
MassMutual Premier Small Company Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Focused International Fund

E-3